UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2006
TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-8520 (Commission File Number)	52-1145429 (IRS Employer Identification No.)
Terra Centre
600 Fourth Street, P.O. Box 6000
Sioux City, Iowa 51102-6000
(712) 277-1340
(Address of Principal Executive Offices, including Zip Code)
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          On April 27, 2006 Terra Industries Inc. issued a press release setting forth Terra Industries Inc.’s first quarter 2006 earnings. A copy of the press release is furnished herewith as Exhibit 99.1.
ITEM 8.01 OTHER EVENTS.
          On April 27, 2006 Terra Industries Inc. issued a press release announcing that its board of directors approved a stock buyback program under which Terra could repurchase up to 10 percent of its outstanding common stock. A copy of the press release is furnished herewith as Exhibit 99.2.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c)    Exhibits
99.1	Press Release issued April 27, 2006 reporting first quarter results.

99.2	Press Release issued April 27, 2006 announcing a stock buyback program.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA INDUSTRIES INC.
/s/ Mark A. Kalafut

Mark A. Kalafut
Vice President, General Counsel and
Corporate Secretary
Date: April 27, 2006